Monaker Group, Inc 8-K

Exhibit 99.1

Monaker Group Acquires 33% Equity Stake in Axion Ventures, Inc. Completes First Major Step Toward Becoming Industry Leader in Consumer Engagement Through Travel, Gaming and Digital Advertising Innovation

WESTON, FL – November 18, 2020 – Monaker Group, Inc. (NASDAQ: MKGI), a leading provider of travel and vacation rental booking technology, has completed the proposed acquisition announced earlier this year of a 33% equity stake in Axion Ventures, Inc. (TSXV:AXV; OTCQB: AXNVF), a majority owner of Axion Games and True Axion Games. Additionally, as part of the transaction, Monaker has been assigned ownership of an aggregate of US$7.6 million in debt owed by Axion Ventures which has been called and is past due.

Axion Games, founded in 2006 and formerly known as Epic Games China, is an independent AAA game development studio and game publisher. Axion creates high production value game content developed by a creative team that has been responsible for many top-selling games, including several blockbuster titles from Epic Games.

The acquisition of Axion was made in conjunction with the previously announced planned acquisition of HotPlay Enterprise, a next generation in-game advertising company (IGA) that leverages proprietary Artificial Intelligence to reach, engage and convert gamers by seamlessly integrating native ads and non-intrusive digital coupons redeemable through both online and offline channels. While the acquisition of 33% of Axion has now closed, the acquisition of HotPlay is subject to shareholder approval.

“Through the acquisition of the 33% ownership in Axion and the planned acquisition of HotPlay, Monaker will be transformed from being a player only in the B2B travel technology space into a broad technology enterprise leveraging video gaming, in-game digital advertising and travel booking platforms to engage consumers for the benefit of major brands and travel providers. Completing the acquisition of this initial stake in Axion Ventures represents the first significant step toward us becoming an industry leader in these exciting and flourishing areas,” said CEO Bill Kerby.

Upon shareholder approval and the subsequent closing of the planned HotPlay acquisition, Monaker plans to rebrand the company as NextPlay Technologies, and it has requested that NASDAQ reserve the stock trading symbol, NXTP.

Monaker is looking to take advantage of the high-growth gaming market, which is expected to grow 9.3% in 2020 to $159.3 billion, and reach $200 billion by 2023, according to the May 2020 Newzoo industry report. The launch of next generation gaming consoles is expected to be a key contributor. Research and Markets estimates the growing global in-game advertising market to be valued at more than $128 billion.

In consideration for the acquisition, Monaker issued the holders of the Axion debt shares of Series C Convertible Preferred Stock which are automatically convertible into 3,828,500 shares of Monaker’s common stock following the closing of Monaker’s previously announced planned acquisition of HotPlay Enterprise Limited (the “Closing”) and warrants to purchase 1,939,256 shares of common stock which only become vested, subject to certain conditions, after the Closing, and further issued the holders of the Axion shares newly designated shares of Series B Convertible Preferred Stock, which will be automatically converted into a number of shares of Monaker’s common stock equal to 14.68% of Monaker’s outstanding common stock shares following the Closing, less the number of shares issuable upon conversion of the Series C Proffered Stock and issuable upon exercise of the warrants. At the Closing, HotPlay which will become a wholly-owned subsidiary of Monaker and the former stockholders of HotPlay will hold 67.87% of Monaker’s outstanding shares of common stock (when including the shares issuable upon exercise of the warrants) and the Monaker shareholders will hold 17.45% of Monaker’s outstanding shares of common stock (when including the shares issuable upon exercise of the warrants).

As reported in an October 2020 Monaker shareholder update, HotPlay and Monaker are currently drafting a shareholder proxy statement. When HotPlay’s US GAAP compliant financial statements are completed, Monaker plans to file the proxy statement with the U.S. Securities and Exchange Commission (SEC). Once the proxy statement passes review by the SEC, Monaker plans to deliver the proxy statement to shareholders and hold a meeting to approve the items required to close the HotPlay transaction and the issuance of shares of common stock upon the conversion of the Series B Preferred Stock, Series C Preferred Stock and the warrants granted in connection with the closing of the Axion transaction.

Additional information regarding the transactions is available in three Monaker Current Reports on Form 8-K, which were filed with the SEC on July 23, 2020, October 29, 2020 and on November 18, 2020, and available at www.sec.gov.

Note: Monaker’s acquisition of HotPlay is subject to various closing conditions, consents and requirements. No assurances can be made that the parties will successfully consummate the transactions contemplated by the HotPlay agreement on the terms or timeframe currently contemplated or at all. The HotPlay transaction is subject to regulatory review and shareholder approvals, as well as other customary conditions.

About Monaker Group

Monaker Group, Inc., is an innovative technology-driven company focused on delivering inventory and booking solutions for the alternative lodging rental (ALR) market. The company’s proprietary Monaker Booking Engine (MBE) is designed to provide connected partners’ access to search, instantly confirm property availability, and to book vacation rental homes, villas, chalets, apartments, condos, resort residences and castles. MBE offers travel distributors and agencies a platform to dynamically package and sell alternative lodging rentals. For more information about Monaker Group, visit www.monakergroup.com and follow on twitter @MonakerGroup.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the HotPlay share exchange agreement on the terms set forth in, and pursuant to the required timing set forth in, the HotPlay share exchange agreement, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of HotPlay, the HotPlay shareholders or the Company (collectively, the “Share Exchange Parties”) to terminate the HotPlay share exchange agreement; the effect of such termination; the outcome of any legal proceedings that may be instituted against Share Exchange Parties or their respective directors; the ability to obtain regulatory and other approvals and meet other closing conditions to the HotPlay share exchange agreement on a timely basis or at all, including the risk that regulatory and other approvals required for the HotPlay share exchange agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by the Company’s stockholders on the expected schedule of the transactions contemplated by the HotPlay share exchange agreement; difficulties and delays in integrating HotPlay’s and the Company’s businesses; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties; risks associated with COVID-19 and the global response thereto; risks that the transactions disrupt the Company’s or HotPlay’s current plans and operations; failing to fully realize anticipated cost savings and other anticipated benefits of the HotPlay share exchange agreement when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the HotPlay share exchange agreement; the ability of HotPlay and the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company following the HotPlay share exchange agreement; the significant dilution which will be created to ownership interests of the Company in connection with the closing of the HotPlay share exchange agreement and the conversion of the securities issued to the former Axion shareholders and debt holders; the continued availability of capital and financing following the HotPlay share exchange agreement; the business, economic and political conditions in the markets in which Share Exchange Parties operate; and the fact that the Company’s reported earnings and financial position may be adversely affected by tax and other factors.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended February 29, 2020 and its Quarterly Report on Form 10-Q for the quarter ended August 31, 2020.

The Company cautions that the foregoing list of important factors is not complete and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of any Share Exchange Parties are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed HotPlay share exchange agreement transactions, the Company will file with the SEC a proxy statement to seek stockholder approval for the HotPlay share exchange agreement and the issuance of shares of common stock pursuant thereto and in connection therewith, which, when finalized, will be sent to the stockholders of the Company seeking their approval of the respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED HOTPLAY SHARE EXCHANGE AGREEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, HOTPLAY AND THE PROPOSED HOTPLAY SHARE EXCHANGE AGREEMENT.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website, www.monakergroup.com. Documents filed with the SEC by the Company will be available free of charge by accessing the Company’s website at www.monakergroup.com under the heading “Stock Info” or, alternatively, by directing a request by mail, email or telephone to Monaker Group, Inc. at 2893 Executive Park Drive, Suite 201, Weston, Florida 33331; info@monakergroup.com; or (954) 888-9779, respectively.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective stockholders of the Company in respect of the proposed HotPlay share exchange agreement under the rules of the SEC. Information about the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K/A (Amendment No. 1) for the year ended February 29, 2020, as filed with the Securities and Exchange Commission on June 25, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the HotPlay share exchange agreement when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Source: Monaker Group

Company Contact:

Monaker Group, Inc.

Richard Marshall

Director of Corporate Development

Tel (954) 888-9779

rmarshall@monakergroup.com